UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2006

INFORMEDIX HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50221	88-0462762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland		20852-4821
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (301) 984-1566

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 25, 2006, the Staff of the Securities and Exchange Commission (the “SEC”) issued comments concerning the Form 10-KSB for the year ended December 31, 2005, of InforMedix Holdings, Inc. (the “Company”) and the Form 10-QSB for the period ended March 31, 2006, concerning, among other things, the reporting of and accounting treatment for $32,509 of unearned stock-based compensation on the balance sheet of the Company. The comment relates to changes in the method and treatment of reporting unearned stock-based compensation under the recently issued Financial Accounting Standards Board’s Statement No. 123R.

In the Company’s initial response to the SEC, the unearned stock-based compensation was reclassified to additional paid-in-capital. In responding to the changes made by the Company the Staff of the SEC issued follow-up comments on October 19, 2006. As a result, the management (“Management”) of the Company has advised the SEC that it will restate its financial statements for the fiscal quarters ended March 31, 2006 and June 30, 2006 (as originally filed on May 22, 2006 and August 21, 2006, respectively) and file amendments to such reports shortly. In issuing the restated financial statements, Management has concluded that the unearned stock-based compensation should have been based on the equity instrument from which the stock-based compensation was derived. The unvested portion of the equity instrument should have been matched against additional paid-in capital and the vested portion of the equity instrument should have expensed as required by Financial Accounting Standards Board’s Statement No. 123R. Until the refiled statements are issued, the previously reported financial statements for the three months ended March 31, 2006 and June 30, 2006 should no longer be relied upon with respect to the above described matter.

As a result of the proposed restatement, Management has concluded that the treatment for the unearned stock-based compensation was not compliant with the treatment required under FASB’s 123R. Because the Company has determined to correct its treatment of unearned stock-based compensation in its financial statements, Management believes that the Company has eliminated this reporting discrepancy.

The Board of Directors has discussed the matters in this Current Report on Form 8-K associated with the restatement of financial statements contained in the Company’s Report on Forms 10-QSB for March 31, 2006 and June 30, 2006, with Bagell, Josephs, Levine & Company, LLC, the Company’s current independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMEDIX HOLDINGS, INC.

Date: November 2, 2006	By:	/s/ Bruce A. Kehr
Bruce A. Kehr
Chief Executive Officer